Principal Funds, Inc.

Supplement dated December 18, 2015
to the Statutory Prospectus dated December 31, 2014
(as supplemented on January 9, 2015, February 2, 2015, March 13, 2015, June 12, 2015,
August 24, 2015, September 18, 2015, September 24, 2015, and October 9, 2015)

This supplement updates information contained in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR DIVERSIFIED REAL ASSET

Effective on or about December 31, 2015, under the Sub-Advisors heading in the Management section, delete all references to Jennison Associates LLC.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING

On or about March 1, 2016, in the Initial Sales Charge Waiver section under One-Time Fee - Initial Sales Charge, delete all the bullet points and replace with the following:

•	No initial sales charge will apply to purchases of Fund shares if the purchase is of sufficient size as disclosed in the preceding “Class A Sales Charges” table.

•
No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge), or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption.

•	A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

•
current and former Directors of Principal Funds, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age and including in-laws), and parents, including in-laws) and trusts created by or primarily for the benefit of these individuals;

•	any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with the Distributor;

•
clients investing in Class A shares through a “wrap account” offered through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;

•
any investor who buys Class A shares through an omnibus account held by certain financial intermediaries, such as a bank, broker-dealer, or other financial institution, with special arrangements and that does not accept or charge the initial sales charge;

•
clients of registered investment advisors that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;

•
financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers; and

•
retirement plans or benefit plans, or participants in such plans, where the plan’s investments in the Fund are part of an omnibus account (pursuant to a written agreement). For clarification, such plans do not include individual retirement arrangements under IRC Section 408, such as Simplified Employee Pensions (SEP), SIMPLE IRAs or other IRAs.

•
The following two bullet points are only applicable to intermediaries that are affiliated with the Principal Financial Group. A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

•Premier Credit Union when the shares are owned directly with Principal Funds; and
•non-ERISA clients of Principal Global Investors LLC.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

On December 31, 2015, under the Distribution and/or Service (12b-1) Fees section, make the following changes:
In the first table, remove the row for Share Class J and replace with the following:

Share Class	Maximum Annualized Rate 12b-1 Fee
J	0.15%
Delete the heading Class J Shares and both paragraphs under the heading.